                                EXTENDICARE INC.

                              AMENDED AND RESTATED
                   SUBORDINATE VOTING SHARE STOCK OPTION PLAN

Definitions

1.       In this Plan:

         (a)      "Shares" means Subordinate Voting Shares of the Corporation;

         (b) "employment" means a service as a director or an officer of, or full-time employment with, the Corporation or any affiliated corporation and includes retirement from any such service or employment and "employee" has a corresponding meaning;

         (c) "affiliated corporation" means at any time any company or corporation at such time designated as such by the directors of the Corporation;

         (d) "termination of employment" means termination of employment for any reason other than death or retirement, but does not include a change of employment between the Corporation and any affiliated corporation or between two affiliated corporations;

         (e) "Offer" means an offer (whether or not approved or recommended by the directors) to purchase Shares made to all or substantially all holders of Shares;

         (f) "option year" with respect to any option granted pursuant hereto means any period of 12 months commencing on the date of granting of such option or any anniversary thereof; and

         (g) "grantee" means an employee to whom an option has been granted.

Grant of Options and Option Price

2. Options to purchase Shares may be granted from time to time hereafter in the discretion of the directors to such employees as the directors shall from time to time determine. The number of Shares covered by each option shall be fixed by the directors at the time of granting thereof which aggregate number shall not exceed the number provided for in section 3 of the Plan. Subject to regulatory approval, the price per Share at which the Shares may be purchased shall be fixed by the directors at the time of the grant of such option but shall be not less than the price per Share which is equal to the closing price (or if no closing price, the simple average of the bid ask price) per Share quoted on The Toronto Stock Exchange on the trading day prior to the date on which the option is granted.

Shares Subject to Option

3. Options may be granted to purchase an aggregate of up to but not exceeding 5,769,400 authorized but unissued Shares, provided that any and all options which are granted shall be subject to adjustment pursuant to the provisions of section 8 hereof. The aggregate number of Shares reserved for issuance to any one person will not exceed 5% of the aggregate of the issued and outstanding Shares and common shares of the Corporation outstanding from time to time (on a non-diluted basis). For the purposes of this section 3, reference to any "one person" shall include associates of such person in the event such person is an insider of the Corporation with the result that the aggregate number of Shares reserved for issuance to any one insider together with such insider's associates shall not exceed 5% of the aggregate of the issued and outstanding Shares and common shares of the Corporation outstanding from time to time (on a non-diluted basis). The terms "associate" and "insider" shall have the meanings assigned to them in the Securities Act (Ontario), as amended from time to time, except that persons who fall within the definition of "insider" solely by virtue of being a director or senior officer of a subsidiary of the Corporation shall not be considered insiders for the purposes hereof. Shares in respect of which options have been granted but have been terminated or expire and are unexercised are available for subsequent options.

Term of Options

4.       Every option shall be irrevocable until the expiry of:

         (a)      five option years commencing on the date of granting thereof;

         (b)      270 days following the death of the grantee;

         (c) 90 days following the termination of employment of the grantee; or

         (d) the period specified in a notice given pursuant to section 8 hereof;

         whichever shall first occur.

Exercise of Options

5. Subject to the provisions of sections 3 and 4 hereof, the directors may in their discretion determine that the maximum aggregate number of Shares purchasable pursuant to any option on any date during the term thereof shall depend on the number of complete option years elapsed during such term prior to such date and shall be a percentage of the total number of Shares covered thereby. Such determination shall be made at the time of the grant of the option. The maximum aggregate number of Shares purchasable pursuant to any option after the death or termination of employment of the grantee shall not exceed the number which were purchasable on the date of death or termination of employment of the grantee, as the case may be.

6. Subject to the provisions hereof, any option shall be exercisable at any time and from time to time during the term thereof with respect to all or any lesser number of the Shares covered thereby by written notice given to the Corporation in the form attached to the option agreement specifying the number of Shares in respect of which the option is being so exercised at such time, accompanied by payment in full for such Shares at the price per Share specified in the option.

7. No option shall be exercisable except by the grantee or the legal personal representative or representatives of the grantee.

Corporate Reorganizations

8.       If any of the following events occur:

         (a)      the Corporation is reorganized, liquidated or dissolved;

         (b) the Corporation is amalgamated, merged or consolidated with another corporation;

         (c) the Shares are consolidated, subdivided or otherwise changed, or further Shares are issued by way of stock dividends;

         (d) the directors propose that the Corporation take steps to complete any of the events referred to in subsections (a), (b) or (c) of this section 8; or

         (e)      an Offer is made;

         the directors may, in their sole discretion, subject to regulatory approval, make any or all of the following adjustments or take any or all of the following actions in order to preserve as nearly as may be possible the original scope and intent of this agreement:

         (A) adjust outstanding options to cover a different class and number of shares of the Corporation or of another issuer, adjust the number of Shares covered by the options, and/or adjust the exercise price of the options;

         (B) by written notice to each grantee, require that such grantee's option shall be terminated after the time specified in such notice (which in no event shall be shorter than 30 days following the giving of such notice), unless exercised within the time specified in such notice;

         (C) advance the dates upon which any or all outstanding options shall be exercisable, without regard to whether the options have otherwise vested in accordance with its terms; or

         (D) make any other adjustments, or take any other action, as the directors in their sole discretion shall deem appropriate.

         The directors shall give notice to the grantee designating such adjustments or actions whereupon this agreement shall, without further act or formality, be amended accordingly. Any adjustments or actions taken by the directors under this section 8 shall be final and binding for all purposes of this agreement.

Evidence of Options

9. Every option granted pursuant hereto shall be embodied in a written instrument substantially in the form of the option agreement annexed hereto as Exhibit I which agreement is incorporated into this Plan.

Amendment or Discontinuance of Plan

10. Subject to regulatory approval, the directors may amend or discontinue the Plan at any time but, subject to section 8, no such amendment may increase the aggregate maximum number of Shares that may be subject to option under the Plan, change the manner of determining the minimum option price, extend the option period under any option beyond 10 years, extend the period during which options may be granted or, without the consent of the grantee, alter or impair any option previously granted to a grantee under the Plan.

Interpretation

11. The Plan shall be construed according to the laws of the Province of Ontario. The Plan shall also comply with the requirements of The Toronto Stock Exchange and the Montreal Exchange (collectively, the "Exchanges"). In the event of any differences arising between the provisions of the Plan and the requirements of the Exchanges, the requirements of the Exchanges shall apply.

Liability

12. No director, officer or employee of the Corporation or any affiliate or associated company shall be personally liable for any act taken or omitted in good faith in connection with the Plan.


Effective Date

13. The Plan, as amended to give effect to articles of amendment of the Corporation dated April 25, 1996, shall be effective from December 13, 1995.


                    WITNESS the adoption of this Plan by the Corporation.

                                             By: _______________________________


                                             By: _______________________________

                                                                       EXHIBIT 1


                                OPTION AGREEMENT


                            SUBORDINATE VOTING SHARES



                  AGREEMENT made as of the [DAY] day of [MONTH, YEAR].


B E T W E E N:


                EXTENDICARE INC., a company incorporated under the laws of Canada,

                    (hereinafter called the "Corporation")

                                                             OF THE FIRST PART

                                     - and -

                        [GRANTEE'S NAME HERE]

                of the City of [CITY], in the State/Province of [STATE/PROVINCE]

                (hereinafter called the "Grantee")

                                                              OF THE SECOND PART

WHEREAS:

(a) the directors of the Corporation have provided for the granting to directors, officers and employees of the Corporation or any designated affiliated corporation thereof of options to purchase Subordinate Voting Shares of the Corporation; and

(b) pursuant to a resolution dated [MONTH, DAY, YEAR] (the "date of grant"), the directors of the Corporation have granted to the Grantee an option to purchase the number of Subordinate Voting Shares of the Corporation hereinafter referred to and have fixed the times when and the price per Subordinate Voting Share at which such Subordinate Voting Shares may be purchased;

                  WITNESSETH as follows:

Definitions

1.       In this agreement:

         (a)      "Shares" means Subordinate Voting Shares of the Corporation;

         (b) "employment" means service as a director or an officer of, or full-time employment with, the Corporation or any affiliated corporation and includes retirement from any such service or employment;

         (c) "affiliated corporation" means at any time any company or corporation at such time designated as such by the directors of the Corporation;

         (d) "termination of employment" means termination of employment for any reason other than death or retirement, but does not include a change of employment between the Corporation and any affiliated corporation or between two affiliated corporations;

         (e) "Offer" means an offer (whether or not approved or recommended by the directors) to purchase Shares made to all or substantially all holders of Shares; and

         (f) "option year" means any period of 12 months commencing on the date of the grant or any anniversary thereof.

Grant of Option and Option Price

2. The Corporation hereby confirms the grant to the Grantee of an option (the "Option") to purchase from the Corporation up to [# OF SHARES] presently unissued Shares, at the price of [$XX] per Share being not less than the price per Share which is equal to the closing price (or if no closing price, the simple average of the bid and ask price) per Share quoted on The Toronto Stock Exchange on the trading day prior to the date of grant, upon and subject to the terms and conditions hereinafter set out.

Term of Option

3. The term of the Option shall be from the date hereof until the expiry of:

         (a) five option years commencing on the date of grant of the Option;

         (b)      270 days following the death of the Grantee;

         (c) 90 days following the termination of employment of the Grantee; or

         (d)      the period specified in a notice given pursuant to section 7;

         whichever shall first occur.

Exercise of Option

4. The maximum aggregate number of Shares which may be purchased pursuant to the Option on any date during the term thereof shall depend on the number of complete option years elapsed during such term prior to such date, and shall be a percentage of the total number of Shares referred to in section 2 ascertained by reference to the following table:



           Option Years Elapsed                             Percentage
           --------------------                             ----------
                     1                                          25
                     2                                          50
                     3                                          75
                     4                                         100


         provided, however, that:

(a) the maximum aggregate number of Shares which may be purchased pursuant to the Option after the death or termination of employment of the Grantee shall in no event exceed the number which could be so purchased in accordance with the foregoing provisions of this section 4 on the date of such death or termination, as the case may be; and

(b) except as provided in subsection (a) of this section 4, there shall be no restriction on the number of the Shares referred to in section 2 which may be purchased during the period specified in a notice given pursuant to section 7.

5. Subject to the provisions hereof, the Option shall be exercisable at any time and from time to time during the term thereof with respect to all or any lesser number of the Shares referred to in section 2 by written notice given to the Corporation in the form attached to this agreement specifying the number of Shares in respect of which the Option is being so exercised at such time, accompanied by payment in full for such Shares at the price per Share specified in section 2, whereupon the purchase pursuant to the Option of the Shares so specified shall be deemed for all purposes to have been completed and the Option exercised to such extent.

6. The Option shall be exercisable only by the Grantee or the legal personal representative or representatives of the Grantee.

Corporate Reorganizations

7.       If any of the following events occur:

         (a)      the Corporation is reorganized, liquidated or dissolved;

         (b) the Corporation is amalgamated, merged or consolidated with another corporation;

         (c) the Shares are consolidated, subdivided or otherwise changed, or further Shares are issued by way of stock dividends;

         (d) the directors propose that the Corporation take steps to complete any of the events referred to in subsections (a), (b) or (c) of this section 7; or

         (e)      an Offer is made;

         the directors may, in their sole discretion, subject to regulatory approval, make any or all of the following adjustments or take any or all of the following actions in order to preserve as nearly as may be possible the original scope and intent of this agreement:

         (A) adjust the Option to cover a different class and number of shares of the Corporation or of another issuer, adjust the number of Shares covered by the Options and/or adjust the exercise price of the Option;

         (B) by written notice to the Grantee (or the legal personal representative of the Grantee, as appropriate), require that the Option shall be terminated after the time specified in such notice (which in no event shall be shorter than 30 days following the giving of such notice), unless exercised within the time specified in such notice;

         (C) advance the dates upon which the Option shall be exercisable, without regard to whether the Option has otherwise vested in accordance with its terms; or

         (D) make any other adjustments, or take any other action, as the directors in their sole discretion shall deem appropriate.

         The directors shall give notice to the Grantee (or the legal personal representative of the Grantee, as appropriate), designating such adjustments or actions whereupon this agreement shall, without further act or formality, be amended accordingly. Any adjustments or actions taken by the directors under this section 7 shall be final and binding for all purposes of this agreement.

Notices

8. Any notice to be given pursuant to the provisions hereof shall be deemed to have been validly given if reduced to writing and either mailed by prepaid ordinary post or delivered to the party to whom the same is to be given at the following applicable address:

         the Corporation                             Extendicare Inc.
                                                     Suite 700
                                                     3000 Steeles Ave. East
                                                     Markham, Ontario
                                                     L3R 9W2
                                                     Attention: Secretary
         the Grantee or
         the legal personal
         representative or
         representative of
         the Grantee

         or at such other address as the party to whom the same is to be given shall have theretofore designated by notice given in the manner specified in this section; and any such notice shall be deemed to have been given on the day of delivery thereof or on the day following the day of mailing thereof in Canada, as the case may be.

Applicable Law

12. This agreement and the provisions hereof shall be governed by and construed according to the laws of the Province of Ontario.



The next page is page 6.

Signature page for the Option Agreement for [# OF SHARES] Subordinate Voting Shares at [$XX] per share, made as of the [DAY] day of [MONTH, YEAR], to expire [MONTH, DAY, YEAR]. Options vest over four years at 25% each year.

The agreement is between: Extendicare Inc. and [NAME OF GRANTEE] of the City of [CITY], in the State/Province of [STATE/PROVINCE].

       IN WITNESS WHEREOF the parties hereto have executed the Option Agreement.

                                            EXTENDICARE INC.


                                            By: ______________________


                                                ______________________


                                            )
                                            )
_______________________________             )   ______________________
Witness to Grantee's Signature              )    Grantee

Signature page for the Option Agreement for [# OF SHARES] Subordinate Voting Shares at [$XX] per share, made as of the [DAY] day of [MONTH, YEAR], to expire [MONTH, DAY, YEAR]. Options vest over four years at 25% each year.

The agreement is between: Extendicare Inc. and [NAME OF GRANTEE] of the City of [CITY], in the State/Province of [STATE/PROVINCE].


       IN WITNESS WHEREOF the parties hereto have executed the Option Agreement.

                                            EXTENDICARE INC.



                                            By: ______________________


                                                ______________________


                                            )
                                            )
_______________________________             )   ______________________
Witness to Grantee's Signature              )    Grantee


PLEASE DETACH AND RETURN IN THE SELF-ADDRESSED ENVELOPE TO [NAME], VICE-PRESIDENT, HUMAN RESOURCES.